Employee Stock Purchase Plan	9 Months Ended
Sep. 30, 2012
Employee Stock Purchase Plan

(3) Employee Stock Purchase Plan

On August 2, 2012, the Company launched a ten year Employee Stock Purchase Plan (“ESPP”) to all active employees. The ESPP is to be administered by the Board or a committee thereof. The total number of shares available for purchase under the ESPP is 760,000 shares of the Company’s common stock. Eligible employees can enroll and elect to contribute up to 10% of their compensation through payroll withholdings in each offering period. Each offering period is six months, with the exception of the initial offering period which commenced in August 2012 upon the date of the Company’s initial public offering and ended on October 31, 2012. The purchase price of the stock is the lower of 85% of the fair market value on the first day of the offering period or the fair market value on the purchase date. No participant will be granted a right to purchase stock under the ESPP if such participant would own more than 5% of the total combined voting power. In addition, no participant may purchase more than 1,200 shares of stock within any purchase period other than the initial offering period, for which the maximum is 3,000 shares. An employee may withdraw from participation in any offering with written notice no later than the 20th day prior to the end of the offering period.

The assumptions used to value employee stock purchase rights under the Black-Scholes model during the nine months ended September 30, 2012 were as follows:

Nine Months Ended September 30, 2012

Expected term (years)	0.25
Volatility	42%
Risk-free interest rate	0.11%
Dividend yield	0

For the nine months ended September 30, 2012, the Company recorded stock-based compensation expense relating to the ESPP of approximately $76,000.